UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2011

Sysco Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the 2011 Annual Meeting of Stockholders of Sysco Corporation (“Sysco” or the “Company”) held on November 16, 2011, Sysco’s stockholders re-elected each of the Company’s directors that had been nominated to serve until the Company’s 2014 Annual Meeting of Stockholders. The stockholders also approved, by non-binding vote, the compensation paid to Sysco’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion; recommended, by non-binding vote, that Sysco conduct a stockholder advisory vote on executive compensation every year; approved an amendment to Sysco’s Bylaws to implement a staggered declassification of the Board of Directors over a three-year period beginning with the election of the Class II directors for a one-year term at Sysco’s 2012 Annual Meeting of Stockholders; and ratified the appointment of Ernst & Young LLP as Sysco’s independent accountants for fiscal 2012.

In light of the stockholder recommendation regarding the frequency of the stockholder advisory votes on executive compensation, it is the current intention of the Sysco Board of Directors to conduct an annual stockholder advisory vote on executive compensation until the next required vote on the frequency of stockholder advisory votes on executive compensation.

The final results of the voting on each matter of business at the 2011 Annual Meeting are as follows:

Election of Directors

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Judith B. Craven, M.D.	373,761,537	57,317,155	506,457	85,270,594
William J. DeLaney	411,584,354	19,491,122	509,673	85,270,594
Larry C. Glasscock	410,488,782	20,525,829	570,538	85,270,594
Richard G. Tilghman	406,953,184	24,060,831	571,134	85,270,594

Approval, by non-binding vote, of the compensation paid to Sysco’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
391,729,076	21,325,001	18,531,072	85,270,594

Recommendation, by non-binding vote, of the frequency with which Sysco will conduct stockholder advisory votes on executive compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
366,244,347	2,582,506	45,031,118	17,727,178	85,270,594

Approval of an amendment to Sysco’s Bylaws to implement a staggered declassification of the Board of Directors over a three-year period beginning with the election of the Class II directors for a one-year term at Sysco’s 2012 Annual Meeting of Stockholders

Votes For	Votes Against	Abstain	Broker Non-Votes
493,269,988	5,054,162	18,531,593	—

Ratification of the appointment of Ernst & Young LLP as Sysco’s independent accountants for fiscal 2012

Votes For	Votes Against	Abstain	Broker Non-Votes
507,543,051	8,560,751	751,941	—

Because the proposal to amend Sysco’s Bylaws to implement a staggered declassification of the Board of Directors required the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote, abstentions and broker non-votes had the effect of a vote against the proposal. There were 589,903,128 total shares outstanding and entitled to vote with respect to the 2011 Annual Meeting. Abstentions and broker non-votes were disregarded with respect to the election of directors and all other proposals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: November 21, 2011	By:	/s/ Russell T. Libby
Russell T. Libby
Senior Vice President, General Counsel and Corporate Secretary